UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

CONATUS PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Drive, Suite 200 San Diego, CA		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

On May 3, 2017, Conatus Pharmaceuticals Inc. (“Conatus”) announced that Novartis Pharma AG (“Novartis”) has exercised its option to an exclusive license for the global development and commercialization of emricasan, Conatus’ first-in-class, orally-active pan-caspase inhibitor, under terms of an Option, Collaboration and License Agreement (the “Collaboration Agreement”) entered into with Novartis in December 2016. Subject to usual and customary conditions, including required anti-trust approvals, the license will become effective upon the Company’s receipt of a $7 million option exercise payment, expected in mid-2017. The option exercise by Novartis followed notification by Conatus of the initiation of the Phase 2b ENCORE-LF (for Liver Function) randomized, double-blind, placebo-controlled clinical trial evaluating emricasan in patients with decompensated liver cirrhosis caused by nonalcoholic steatohepatitis (“NASH”).

Conatus believes that with the $50 million upfront payment received in December 2016 pursuant to the Collaboration Agreement, the $15 million received in exchange for a convertible promissory note issued to Novartis in February 2017 pursuant to an investment agreement entered into with Novartis in December 2016, the anticipated $7 million option exercise payment, and Novartis bearing 50% of the costs of Conatus’ four ongoing Phase 2b emricasan clinical trials after the license becomes effective, Conatus will have sufficient financial resources to maintain operations and ongoing clinical development activities through the end of 2019.

The ENCORE-LF clinical trial is expected to be conducted at approximately 90 clinical sites, and is designed to evaluate dosing, efficacy and safety of emricasan in approximately 210 patients with decompensated NASH cirrhosis. Patients will be randomized 1:1:1 to receive 5 mg of emricasan, 25 mg of emricasan or placebo twice daily for at least 48 weeks. The primary endpoint is event-free survival for each treatment group compared with the placebo group. For the purposes of the trial, events are defined as all-cause mortality, new decompensation events, or a progression of ≥4 points in the Model for End-stage Liver Disease (“MELD”) score. Key secondary endpoints include safety and tolerability, MELD and Child-Pugh scores, liver transplantation rates, liver metabolic function using the BreathID® Methacetin Breath Test, and health-related quality of life.

Conatus is conducting three ongoing EmricasaN, a Caspase inhibitOR, for Evaluation (“ENCORE”) clinical trials designed to evaluate emricasan treatment in various NASH patient populations:

•	ENCORE-LF, in decompensated NASH cirrhosis, with top-line results expected in 2019;

•	ENCORE-NF (for NASH Fibrosis), a randomized, double-blind, placebo-controlled Phase 2b clinical trial, initiated in the first quarter of 2016, evaluating potential improvements in fibrosis and steatohepatitis in approximately 330 patients with NASH fibrosis. Based on anticipated completion of enrollment, top-line results after 18 months of twice-daily treatment with emricasan or placebo are expected in the first half of 2019; and

•	ENCORE-PH (for Portal Hypertension), a randomized, double-blind, placebo-controlled Phase 2b clinical trial, initiated in the fourth quarter of 2016, evaluating dosing, efficacy and safety of emricasan in approximately 240 patients with compensated or early decompensated NASH cirrhosis and severe portal hypertension. In April 2017, Conatus amended the ENCORE-PH clinical trial protocol to integrate a six-month treatment extension period for clinical outcomes, rather than conduct a separate extension trial. Top-line results for the primary endpoint after the first six months of twice-daily treatment with emricasan or placebo are expected in 2018.

Conatus is conducting a fourth ongoing clinical trial in hepatitis C virus (“HCV”) patients:

•	POLT-HCV-SVR, a randomized, double-blind, placebo-controlled Phase 2b clinical trial, initiated in the second quarter of 2014, evaluating potential improvements in fibrosis in approximately 60 post-orthotopic liver transplant (“POLT”) recipients with liver fibrosis or cirrhosis post-transplant as a result of recurrent HCV infection who have successfully achieved a sustained viral response (“SVR”) following HCV antiviral therapy. Top-line results after two years of twice-daily treatment with emricasan or placebo are expected in the first half of 2018.

Results from the four ongoing emricasan clinical trials are expected to support the design of Phase 3 clinical efficacy and safety trials.

Conatus also expects to announce independent pipeline development opportunities in 2017.

* * *

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release are forward looking statements, including statements regarding: the option exercise payment being received by Conatus and the license becoming effective in mid-2017; the sufficiency of current financial resources and anticipated payments and expense reimbursements to maintain operations and ongoing clinical development activities through the end of 2019; the details of and the timelines to announce results from the ENCORE-LF, ENCORE-NF, ENCORE-PH and POLT-HCV-SVR clinical trials; the possibility that results from ongoing trials will support the design of Phase 3 clinical trials; and plans to announce pipeline development opportunities in 2017. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, including: Conatus’ ability to successfully enroll patients in and complete its ongoing clinical trials; the license becoming effective and Novartis continuing development and commercialization of emricasan; Conatus’ reliance on third parties to conduct its clinical trials, including the enrollment of patients, and to manufacture its clinical drug supplies of emricasan; potential adverse side effects or other safety risks associated with emricasan that could delay or preclude its approval; results of future clinical trials of emricasan; Conatus’ ability to obtain additional financing in order to develop other pipeline opportunities; and those risks described in Conatus’ prior press releases and in the periodic reports it files with the Securities and Exchange Commission. The events and circumstances reflected in Conatus’ forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, Conatus does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2017	CONATUS PHARMACEUTICALS INC.

	By:	/s/ Steven J. Mento, Ph.D.
	Name:	Steven J. Mento, Ph.D.
	Title:	President and Chief Executive Officer